Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF Expense Example - Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF - Access US Preferred Stock and Hybrid Securities ETF
Aug. 31, 2025 USD ($)
Prospectus [Line Items]
Expense Example, with Redemption, 1 Year	$ 46
Expense Example, with Redemption, 3 Years	144
Expense Example, with Redemption, 5 Years	252
Expense Example, with Redemption, 10 Years	$ 567